Intangible assets	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about intangible assets [abstract]
Intangible assets
9. Intangible assets

The following table provides a breakdown for intangible assets:

(€ thousands)	Goodwill	Brand	Concessions, licenses, trademarks and patents	Other intangible assets	Intangible assets in progress	Total
Historical cost at December 31, 2024	275,630	173,192	153,324	195,234	254	797,634
Additions	—	—	527	6,091	376	6,994
Disposals	—	—	(2)	(1,026)	—	(1,028)
Exchange differences	(26,018)	(19,669)	(12,483)	(3,441)	(9)	(61,620)
Other movements and reclassifications	—	—	32	132	(99)	65
Historical cost at June 30, 2025	249,612	153,523	141,398	196,990	522	742,045

Accumulated amortization at December 31, 2024	—	—	(47,267)	(136,004)	—	(183,271)
Amortization	—	—	(2,504)	(9,268)	—	(11,772)
Impairment	—	—	—	(39)	—	(39)
Disposals	—	—	2	968	—	970
Exchange differences	—	—	1,127	2,996	—	4,123
Other movements and reclassifications	—	—	(31)	159	—	128
Accumulated amortization at June 30, 2025	—	—	(48,673)	(141,188)	—	(189,861)

Carrying amount at:
December 31, 2024	275,630	173,192	106,057	59,230	254	614,363
June 30, 2025	249,612	153,523	92,725	55,802	522	552,184

Thom Browne segment
As a result of slowing demand for luxury products due to challenging conditions for the luxury sector and a revision of the EBITDA projections for the Thom Browne segment, management performed an impairment test at June 30, 2025. The Thom Browne segment included goodwill and the brand with an indefinite useful life amounting to €216,542 thousand and €153,523 thousand at June 30, 2025, respectively.
For the purposes of the impairment test, the recoverable amount was compared to the carrying amount. The recoverable amount was determined based on a value in use calculation, which used cash flow projections based on the most recent approved budget forecasts. A long-term growth rate was calculated and applied to project future cash flows after the initial forecast period. In assessing the value in use, the estimated future cash flows were discounted to their present value using a post-tax discount rate that reflected current market assessments of the time value of money and the risks specific to the asset.
The main assumptions to calculate the recoverable amount of the Thom Browne segment were the following:
•Discount rate of 8.53%: The rate used to discount cash flows was calculated using the weighted average cost of capital (“WACC”) post tax. The WACC was calculated considering the parameters specific to the geographical areas: market risk premium and sovereign bond yield;
•EBITDA CAGR of +19.0%: The EBITDA compound annual growth rate (CAGR) applied by management to calculate the expected future cash flows, and
•Terminal value growth rate of 2.75%: Determined using the perpetuity method at a long-term growth rate which represents the present value of all expected future cash flows at the last year of projection.
Sensitivity analysis
The following table presents the results of a sensitivity analysis performed to verify whether reasonably possible changes in the main assumptions used to determine the recoverable amount of the Thom Browne segment would significantly affect the results of the impairment test. The results of the sensitivity analysis confirmed that there would be no impairment for the changes in the assumptions applied.

		Existing assumptions			Sensitivity effects on headroom
(€ millions, except percentages and basis points)	Headroom	WACC (%)	EBITDA CAGR (%) 2028 vs. 2024	Growth rate (%)	WACC +100 bps	EBITDA CAGR -500 bps	Growth rate -50 bps
Thom Browne segment	170	8.53%	+19.0%	2.75%	51	105	114